SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003

Verticalnet, Inc.

(Exact name of Registrant as Specified in its Charter)

Pennsylvania	000-25269	23-2815834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chester Field Parkway, Malvern, PA	19355
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (610) 240-0600

Not Applicable

(Former name and former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On October 15, 2003, Verticalnet, Inc. issued a press release, filed herewith under Item 7, regarding the closing of a private placement of common stock and warrants.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

        Press release, dated October 15, 2003, regarding a private placement of common stock and warrants.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERTICALNET, INC.

Date: October 17, 2003	By:	/S/ GENE S. GODICK

Name: Gene S. Godick Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 15, 2003 issued by Verticalnet, Inc.